EXHIBIT 99.1

Investor Presentation

March 2011

 Statements made in this Confidential Information Memorandum that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate,"
 "believe," "plan," "estimate,” "expect,” "hope,” "intend,” "may” and similar expressions. Forward-looking statements in this
 Confidential Information Memorandum also include all statements regarding expected financial position, results of operations, cash flows, liquidity, financing plans, business strategy, growth opportunities, plans and objectives of management for future operations, the impact of reductions in reimbursements and other changes in government reimbursement programs and the timing and impact of the proposed restructuring transactions. Factors that could cause actual results to differ are identified in the public filings made by
 Sun with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; the impact that healthcare reform legislation will have on Sun’s business; Sun’s ability to maintain the occupancy rates and payor mix at Sun’s healthcare centers; potential liability for losses not covered by, or in excess of, Sun’s insurance; the effects of government regulations and investigations; the significant amount of Sun’s indebtedness, covenants in Sun’s debt agreements that may restrict
 Sun’s activities and Sun’s ability to make acquisitions, incur more indebtedness; the impact of the current economic downturn on
 Sun’s business; the ability of Sun to collect its accounts receivable on a timely basis; increasing labor costs and the shortage of qualified healthcare personnel; and Sun’s ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect Sun’s business and financial results are included in Sun’s public filings made with the Securities and Exchange Commission, including Sun’s Annual Report on Form 10-K and Quarterly Reports on Form
 10-Q, copies of which are available on Sun’s web site, www.sunh.com. There may be additional risks of which Sun is presently unaware or that Sun currently deems immaterial.
 The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond
 Sun’s control. Sun cautions that any forward-looking statements made by Sun are not guarantees of future performance. Sun disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

  References to “Sun” refer to Sun Healthcare Group, Inc. and its subsidiaries

Forward-Looking Statements

 References are made in this presentation to Adjusted EBITDA, EBITDA, EBITDA margin, Adjusted EBITDAR, EBITDAR and
 EBITDAR margin, which are non-GAAP financial measures. These non-GAAP financial measures are reconciled to the corresponding GAAP financial measures in the Appendices included at the end of this presentation.
 EBITDA is defined as net income before loss (gain) on discontinued operations, interest expense (net of interest income), income tax expense (benefit) and depreciation and amortization. EBITDA margin is EBITDA as a percentage of revenue. EBITDAR is
 EBITDA before rent expense and EBITDAR margin is EBITDAR as a percentage of revenue. The presentation of Adjusted EBITDA is EBITDA adjusted for gain(loss) on sale of assets, restructuring costs and loss on extinguishment of debt. Adjusted EBITDAR is adjusted EBITDA before rent expense. Sun believes that adjusted EBITDA, EBITDA, EBITDA margin, Adjusted EBITDAR,
 EBITDAR and EBITDAR margin provide useful information regarding Sun’s operational performance because these financial measures enhance the overall understanding of the financial performance and prospects for the future of Sun’s core business activities, provide consistency in Sun’s financial reporting and provide a basis for the comparison of results of core business operations between current, past and future periods. These measures are also some of the primary indicators Sun uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of its business from period to period without the effect of GAAP expenses, revenues and gains that are unrelated to day-to-day performance.
Non-GAAP Financial Measures

  Attractive industry fundamentals
 ▪ Healthcare policy favors SNFs - effective clinical outcomes at lower costs
 ▪ Favorable demographics - increasing senior population
 ▪ Improving supply / demand dynamics - number of SNF beds has steadily declined
  Diversified, growing platform
 ▪ National platform with four business lines
 ▪ Consistent revenue growth
  Focus on high acuity and clinically complex patients
  Proven and experienced management team
Investment Highlights

$2,500
$2,000
$1,500
$1,000
$500
$0
PEAK MEDICAL
SABRA
$765
$1,005
$1,558
$1,824
$1,881
$1,907
$1,973
2005
2006
2007
2008
2009
2010
2011E

$300
$250
$200
$150
$100
$50
$0
PEAK MEDICAL
SABRA
$50
$91
$186
$237
$251
$251
$262
2005
2006
2007
2008
2009
2010
2011E

SUNHEALTHCARE
Caring is the Key in Life

Sun Has a Dynamic History...

  Sun has consistently increased revenue and EBITDAR through a mix of organic and external growth, as well as operational improvements
  The 2005 and 2007 acquisitions of Peak Medical Corporation and Harborside Healthcare
 along with the recent 2010 spin of Sun’s real estate assets have been transformative transactions that have positioned the company for continued growth
Revenue
Normalized EBITDAR
Note: 2011E Revenue and EBITDAR estimates reflect midpoint of Guidance.

Name and Titles	Experience Sun	Experience Industry	Most Recent Prior Experience
Bill Mathies CEO and Director	9 yrs	31 yrs	▪ Executive VP of Beverly Enterprises from 1995 to 2002
Bryan Shaul CFO	6 yrs	28 yrs	▪ CFO and Executive VP of Res-Care from 2001 to 2004
Michael Newman General Counsel	6 yrs	28 yrs	▪ Partner with O'Melveny & Myers from 1983 to 2005
Chauncey Hunker Chief Risk Officer and Chief Compliance Officer	15 yrs	22 yrs	▪ Adjunct Assistant Professor at the University of Wisconsin Medical School Since 1989
Logan Sexton (1) President of SunBridge	4 yrs	36 yrs	▪ President / CEO of Shoreline Healthcare Management from 2006 to 2008
Susan Gwyn President of SunDance Rehabilitation Corporation	4 yrs	20 yrs	▪ Senior VP of rehabilitation services of Harborside Healthcare Corporation from 2001 to 2007
Rick Peranton President of CareerStaff	7 yrs	26 yrs	▪ President / CEO of EMSI from 2001 to 2004
Glen Cavallo President of SolAmor	5 yrs	23 yrs	▪ Led privately-held Medshares Home Health out of bankruptcy (2001 to 2003)

SUNHEALTHCARE
Caring is the Key in Life

…Under Consistent Operating Management…

(1) Effective 01/17/11.

25%
20%
15%
10%
5%
0%
22%
17%
12%
11%
6%
4%
5%
4%
Restraints
Chronic Pain
Post Acute Pain
High Risk Pressure Ulcer
National
SunBridge

19%
18%
17%
16%
15%
14%
13%
12%
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
National
Sunbridge

SUNHEALTHCARE
Caring is the Key in Life

…And With Patient Care As Its Top Priority
  Based on a recent independent survey, 86% of our current residents/patients would recommend our center to others; 87% expressed overall satisfaction

Trend in Rehospitalizations
 ▪ By responding to medical condition changes, return-to-
 hospital rates are markedly lower than our peers

Quality Measures
 ▪ Key quality metrics continue to improve and trend
 better than national averages

The above graph represents the percent of patients rehospitalized within 20 days of admission to a skilled nursing center. Patients are more prone to hospital readmissions within 20 days following acute hospitalization.

Skilled Nursing 87%
Medical Staffing 5%
Rehab Therapy 6%
Hospice 2%

Private Pay / Other, 25%
Managed Care / Commercial, 5%
Medicaid, 40%
Medicare, 30%

SUNHEALTHCARE
Caring is the Key in Life

Skilled Nursing Services (SunBridge)
 ▪ 200 skilled nursing centers
 ▪ 19,400 patients/residents
Hospice Services (SolAmor)
 ▪ Growing business operating in 10 states with
 20 offices with 4 startups
Rehabilitation Therapy Services (SunDance)
 ▪ Contract services, rehab agency,
 management services
 ▪ 346 contracts with non-affiliated entities
 ▪ Provides services to substantially all
 SunBridge skilled nursing centers
Medical Staffing Services (CareerStaff)
 ▪ Primarily hospital setting (also serves SNFs,
 schools, prisons)
 ▪ 60%+ of billings are for therapists (also
 provide nursing and pharmacy services)
2010 Net Revenue = $1.9 billion
2010 Net Revenue = $1.9 billion
Note: Inpatient segment includes both the SunBridge & SolAmor business lines
Net Revenue by Line of Business
Net Revenue by Source
Sun Healthcare Today

8
Number of Centers Per State
States with Centers
IN 2005: Sun Operated 104 Inpatient Centers in 13 States
Sun’s Portfolio Diversification
Number of Centers Per State
States with Centers
TODAY (1): Sun Operates 200 Inpatient Centers in 25 States
Revenue ($M’s)    $882.1
Normalized EBITDAR ($M’s)    60.6
Margin    6.9%
Inpatient Skilled Mix   16.1%
Length of Stay    37 Days
Revenue ($M’s)   $1,906.9
Normalized EBITDAR ($M’s)    250.6
Margin   13.1%
Inpatient Skilled Mix   18.8%
Length of Stay    29 Days
(1) As of 12/31/2010
States with Centers and Hospices

 7
 7
 22
1
1
11
 9
 5
7
9
8
 10
7

5
 5
11
15
1
1
9
1
9
7
2
20
3
18
10
1
15
2
17
7
9
8

9
7

SunBridge Healthcare Corporation
  Centers include skilled nursing centers,
 assisted living centers and independent living
 centers
  Provides services that:
 ▪ Focus on higher acuity, short-term stay
 patients
 ▪ Include specialty services that address local
 market needs
  68 centers have Rehab Recovery Suites
 (“RRS”) with 1,992 beds as of December 31,
 2010
 ▪ Specialize in Medicare / managed care
 patients
  47 wings dedicated to Alzheimer’s
 patients (Solana) with 1,836 beds as of
 December 31, 2010
SunBridge
OPERATING PROFILE as of December 31, 2010
Centers States	200 25
Property Type: Skilled Nursing SNF/AL/IL AL Mental Health IL	164 (82%) 16 (8%) 10 (5%) 8 (4%) 2 (1%)
Beds: Licensed Available	23,053 22,400
Occupancy % - YTD 2010	87.0%
SNF Skilled Mix: % of Patient Days - YTD 2010 % of SNF Revenue - YTD 2010	18.8% 38.0%

$150
$180
$206
2008
2009
2010

$338
$387
$406
2008
2009
2010

SunDance Rehabilitation Corporation
  Broad array of rehabilitation therapy services
 for post acute patients provided in skilled
 nursing centers and assisted living facilities
  Provides rehabilitation therapy services to 527
 centers in 37 states (1)
 ▪ 346 centers operated by non-affiliated
 parties
 ▪ 181 centers operated by affiliates (1)
  Approximately 58% of revenue from non-
 affiliated sources in 2010
SunDance
10
Revenue
($ in millions)
Revenue Per Contract
($ in thousands)
(1) As of January 1, 2011

318
580
842
2008
2009
2010

$16
$31
$46
2008
2009
2010

$1
$6
$9
2008
2009
2010

SUNHEALTHCARE
Caring is the Key in Life

SolAmor Hospice Corporation
 Provides hospice services in affiliated skilled
 nursing centers, non-affiliated skilled nursing
 centers and the patient’s home
 Operates in 10 states; 9 of which have
 affiliated skilled nursing centers
 ▪ Synergistic service as 6% - 10% of patients
 in SNFs eligible for hospice services
 Historical growth due to de novo start-ups and
 acquisitions
 ▪ Holisticare in 2008
 ▪ Allegiance in 2009
 ▪ Countryside in 2010
 Strong contributor to earnings
SolAmor
11
Revenue
Average Daily Census
($ in millions)
EBITDA and Margin
($ in millions)
7.0%
20.1%
20.1%

$120
$103
$92
2008
2009
2010

$10
$9
$6
2008
2009
2010

CareerStaff Unlimited, Inc.
  Provides temporary medical staffing to
 hospitals, skilled nursing facilities, schools and
 prisons
 ▪ Approximately 60% of billings are for
 therapists
  Operates in 39 states
 ▪ National network of 32 branches with 25
 offices
  Diversified staffing approach:
 ▪ Per diem, travel and permanent placement
 ▪ Places a wide array of healthcare
 professionals: therapists, nurses,
 pharmacists, and physicians
  Full-service human resources manager
CareerStaff
12
Revenue
EBITDA and margin
($ in millions)
($ in millions)
8.7%
9.2%
6.9%

Resource Utilization Group (RUG) payment system
  Payments to SNFs vary based on the intensity of clinical services provided to Medicare patients
  Resource Utilization Group IV (RUG IV) system replaced existing RUG III system effective October 1, 2010
  The new RUG IV system:
 ▪ Updated the RUG III system by changing and refining the 53 categories in RUG III to create 66 categories that more accurately reflect the cost of services provided
 ▪ 13 new RUGs categories focused on medical complexity
 ▪ Eliminates the lookback period
 ▪ Changes the reimbursement level for therapy delivered concurrently
RUG IV: What It Means
Positive Opportunity for Sun

Q4 2009	Q4 2010
Revenue	$423.2	$431.5
EBITDAR	72.6	75.9
Margin	*17.2%*	*17.6%*

	Q4 2009	Q4 2010
Revenue	$46.3	$52.8
EBITDAR	2.8	2.6
Margin	*6.0%*	*5.0%*

	Q4 2009	Q4 2010
Revenue	$473.8	$483.4
EBITDAR	63.9	66.0
Margin	*13.5%*	*13.6%*

SUNHEALTHCARE
Caring is the Key in Life

  Q4 2010 rate increased 12.6% over Q4 2009
  1.7% was related to the Market Basket increase
  Sun’s concurrent therapy experience is less than CMS estimates
 ▪  There is an associated cost increase per unit of therapy delivered
 ▪  Partially mitigated by group therapy
  MDS 3.0 is creating additional expense
 ▪  Increase in the number of MDS required
 ▪  Additional completion time related to the new interview process
Financial Outcome of RUG-IV
Inpatient
SunDance
Consolidated SHG

Further Expansion of Product & Service Offering

  Expand clinical products/services to
 improve ability to capture clinically complex
 patients
 ▪ Upgrade complement of clinicians and
 their skill sets
 ▪ Focus on clinical competencies
 • Tracheotomy care, HIV / Isolation,
 advanced IV capabilities, etc.
 ▪ Expand packaging and selling of clinical
 service offerings
  Specialty unit development in markets that
 provide unique opportunities (e.g. ventilator
 program)
  Rehab Recovery Suites remain a relevant strategy to attract and care for short-term high-acuity patients
 ▪ Anticipate adding 600 new beds in 2011 or 31% growth in capacity
 • 2,580 beds covering nearly 70% of the urban-based centers

21%
15%
42%
35%
Centers with RRS units
All other centers
Centers with RRS units
All other centers

90%
87%
$531
$500
Centers with RRS units
All other centers
Centers with RRS units
All other centers

Rehab Recovery Suites - Product Profile
Rehab Recovery Suites (RRS)
 Separate and distinct units within a center
 Enhanced therapy and clinical product
 Hospitality services - dedicated concierge
Skilled Mix (Q4 ’10)
Rehab Utilization and Medicare Rates
% of Days
% of Revenue
Rehab
Medicare Rates
  Number of centers:  68
  Number of beds:  1,992
  Average bed size:   25 beds per center
  Cost / bed:   $25,000
  Development time:   6 - 9 months
RRS Metrics

Long-Term Asset Modernization Initiative
 Long term capital investment strategy designed to
   upgrade, reconfigure and fully renovate nursing
   centers

 ▪ Focus on privacy for patients, enhanced
 amenities/public spaces, designated units with
 specific purpose
 ▪ Create improved work environment for staff and
 attending physicians to enhance ability to deliver
 care
 ▪ Upgrade therapy and external environment to
 enhance living experience and create unique
 exercise venues
 Selection is dictated by market demographics,
competitive profile and return on investment
 Currently committed to renovate 17 centers
 Partnering with landlords (REITs) to fund many of
these projects and paying a cost of capital add on to
rent

ProCare One NURSES

PEAK MEDICAL
December 2005

HARBORSIDE Healthcare.

Holisticare HOSPICE

AllegianceHospice and Palliative Care

Countryside HOSPICE

SUNHEALTHCARE
Caring is the Key in Life

External Growth
  Sun utilizes a targeted acquisition strategy
     of new skilled nursing centers and ancillary-
 services providers that are attractive from
 both financial and operational perspectives
  Ample liquidity to pursue acquisitions
 ▪ Cash of $81.2 (1)
 ▪ Undrawn revolver with capacity of $60.0M
  Strong Free Cash Flow after CapEx
 ▪ Low end of guidance: $18.7M
 ▪ High end of guidance: $27.7M
Acquisitions
April 2007
December 2010
October 2009
September 2008
(1) As of December 31, 2010
April 2005

Countryside Hospice
Overlapping Sun centers
Other Sun centers
Countryside Counties
Chattanooga
Huntsville
U N I T E D S T A T E S
Athens
Atlanta
Birmingham
Countryside - Alabama
Countryside - Georgia
A L A B A M A
G E O R G I A
Columbus
Montgomery

SUNHEALTHCARE
Caring is the Key in Life

Acquisition Rationale:
  Good geographic overlap to our
    SunBridge portfolio
 ▪ 7 existing offices / 4 startup offices -
 growing or opening in 2011
 ▪ Shares markets with 9 existing
 SunBridge centers
 ▪ Expands SolAmor platform to ten states
 and approximately 1,050 patients daily
  Opportunity to grow in SNF settings
   (initially a home-based business)
  New presence in 2 markets (AL & GA) with
 barriers to entry:
 ▪ Alabama is not issuing any new
 provider licenses for Hospice unless
 you are already a certified provider
Countryside Hospice Care, Inc. Acquisition
19
Sun center
Other Sun centers
Countryside
Countryside - Startup
Countryside - Alabama
Countryside - Georgia
Countryside Hospice Care

Focus on skilled nursing
growth
  Increase skilled nursing
 revenue and contribution
    by
 ▪ Improving occupancy /
 skilled mix
 ▪ Continue focus on high
 acuity and Medicare
 patients
 ▪ Expand product array for
 clinically complex
 patients
 ▪ Partnering with local
 medical communities
Seek growth in ancillary
businesses
  Grow hospice operations
     and leverage new acquisition
 ▪ Synergistic to skilled
        nursing business
  Focus on rehabilitation
    therapy business by
 ▪ Expanding product
        offerings
 ▪ Improving labor
        productivity and
        profitability
Utilize Sun’s financial
flexibility
  Targeted acquisitions of
 new skilled nursing
    centers and ancillary-
    services providers
  Growth-oriented capital
 spending
 ▪ RRS initiatives targeting
 higher-acuity patients
 ▪ Modernization initiative
Sun’s Growth Strategy

Financial Overview

(in thousands, except per share data)	Actual Results Three Months Ended December 31, 2010	 2009
Revenue	$ 483,418	$ 473,827
Adjusted EBITDAR normalized	$ 65,977	$ 63,870
Margin - Adjusted EBITDAR normalized	*13.6%*	*13.5%*
Center rent expense	28,028	18,372
Adjusted EBITDA normalized	$ 37,949	$ 45,498
Margin - Adjusted EBITDA normalized	*7.9%*	*9.6%*
Interest expense, net	8,698	11,905
Depreciation and amortization	10,276	12,125
Pre-tax income continuing operations - normalized	18,975	21,468
Income tax expense - normalized	7,779	8,804
Income from continuing operations - normalized	$ 11,196	$ 12,664
Diluted earnings per share from cont ops - normalized	$ 0.43	$ 0.86
Weighted average diluted shares outstanding	*25,791*	*14,746*

SUNHEALTHCARE
Caring is the Key in Life

Sun 4th Quarter 2010 results

Q4 2009	Q4 2010
Revenue	$423.2	$431.5
EBITDAR	$72.6	$75.9
Margin	*17.2%*	*17.6%*
EBITDA	$54.6	$48.3
Margin	*12.9%*	*11.2%*

	Q4 2009	Q4 2010
Revenue	$11.7	$11.9
EBITDAR	$2.9	$2.9
Margin	*25.1%*	*24.7%*
EBITDA	$2.7	$2.7
Margin	*23.4%*	*22.9%*

	Q4 2009	Q4 2010
Revenue	$46.3	$52.8
EBITDAR	$2.8	$2.6
Margin	*6.0%*	*5.0%*
EBITDA	$2.6	$2.5
Margin	*5.7%*	*4.8%*

	Q4 2009	Q4 2010
Revenue	$23.6	$22.7
EBITDAR	$2.7	$1.5
Margin	*11.1%*	*6.7%*
EBITDA	$2.4	$1.3
Margin	*10.1%*	*5.7%*

SUNHEALTHCARE
Caring is the Key in Life

Sun 4th Quarter 2010 Segment Results

Inpatient
SolAmor (1)
SunDance
CareerStaff
(1) Included in Inpatient Segment

(in thousands, except per share data)	Actual Results Year Ended December 31, 2010	2009
Revenue	$ 1,906,861	$ 1,880,776
Adjusted EBITDAR normalized	$ 250,581	$ 250,655
Margin - Adjusted EBITDAR normalized	*13.1%*	*13.3%*
Center rent expense	84,334	73,128
Adjusted EBITDA normalized	$ 166,247	$ 177,527
Margin - Adjusted EBITDA normalized	*8.7%*	*9.4%*
Interest expense, net	43,064	49,327
Depreciation and amortization	48,008	45,453
Loss on sale of assets, net	-	42
Pre-tax income continuing operations - normalized	75,175	82,705
Income tax expense - normalized	30,637	33,720
Income from continuing operations - normalized	$ 44,538	$ 48,985
Diluted earnings per share from cont ops - normalized	$ 2.31	$ 3.33
Weighted average diluted shares outstanding	*19,280*	*14,714*

SUNHEALTHCARE
Caring is the Key in Life

Sun Full Year 2010 results

Low	High
EBITDAR	$250.6	$259.0	$265.0
Margin		*13.3%*	*13.3%*
Center Rent Expense	84.3	148.5	148.5
EBITDA	$166.3	$110.5	$116.5
Margin		*5.7%*	*5.8%*
Depreciation & Amortization		33.4	33.0
Interest, net		19.8	19.8
Pre-tax earnings		$57.3	$63.7
Income tax expense		23.5	26.1
Income from continuing operations		$33.8	$37.6
Diluted earnings per share		$1.30	$1.45
Diluted weighted average shares		*26.0*	*26.0*

SUNHEALTHCARE
Caring is the Key in Life

2011 Guidance
2010 Normalized
Results
2011 Full Year Guidance
(Dollars in millions, except per share data)

  Medicare rates:
 ▪ Net positive impact to average Medicare rates from
 RUG-IV, partially offset by:
 − Labor and other costs associated with higher-
 acuity patients
 − Elimination of concurrent therapy
 − Impact of Medicare Part B Multiple Procedure
 Payment Reduction (MPPR)
  Medicaid rates, net of provider taxes, are expected to
 be flat in 2011
2011 Guidance Parameters
  Sun currently leases 86 formerly owned centers from
 Sabra, resulting in an increased rent of $70.4 million
 ▪ Operating leases
 ▪ Traditional triple net leases
 ▪ Lesser of CPI of 2.5% escalators

Reimbursement
Portfolio
Capital
Post-Restructuring with Sabra
  No acquisitions or dispositions beyond the recently
 announced purchase of Countryside Hospice Care, Inc.
  Excludes results of operations of two nursing centers in
 Oklahoma with leases expired at our option on
 December 31, 2010 and one nursing center that we
 expect to sell in 2011
  Capital expenditures in the range of $55 to $60 million
 principally to support:
 ▪ Routine maintenance and renovations for nursing
 centers and IT systems
 ▪ Build-out of more than 600 new beds for our
 Rehab Recovery Suites, bringing our total to 2,580
 and a 31% increase over 2010
  Interest of approximately $20 million reflecting an
 average debt balance of $150 million at a blended
 interest rate of 9%
 ▪ $10 million required debt reduction
 ▪ Includes $6.3 million related to Sun’s letter of credit
 facility
  Effective tax rate of 41% and 2011 cash income taxes
 paid between $12 million and $14 million

As of Dec 31, 2010	Nominal Interest Rate	Leverage
Senior Secured Credit Facilities:			
$60 Million Revolving Credit Facility	Undrawn	0.5%	
Funded Deposit L/C	$75.0	7.5%	
Offset by Restricted Cash	(75.0)		
	$0.0		
Senior Secured Term Loan	147.5		
Total Outstanding Senior Secured	$147.5	7.5%	1.30x
Mortgages	8.0	7.3%	0.07x
Capital leases	0.5	10.0%	0.00x
Total Debt	$156.0		1.37x

	Debt [1] ($M's)	Leverage [2] REQUIRED:	Coverage REQUIRED:
Q1 11	$153.2	1.85x	4.50x
Q2 11	$150.5	1.85x	4.50x
Q3 11	$147.7	1.70x	4.70x
Q4 11	$144.9	1.65x	4.70x

(1) Projection based on required amortization

(2) Based on total debt to EBITDA

SUNHEALTHCARE
Caring is the Key in Life

Debt Table
(Dollars in millions)
Note: Leverage based on midpoint EBITDA of 2011 guidance

Cash Flows

(Dollars in millions)
(Dollars in millions)
2010 Pro Forma
Cash flows from operating activities 1	$ 79.9
Normalizing adjustments 3	42.0
Pro forma rent adjustment 3	(61.4)
Pro forma interest adjustment 4	29.7
Pro forma cash flows from operating activities	$ 90.2
Capital expenditures	(53.5)
Pro forma free cash flows	$ 36.7

2011 Estimated free cash flows 2	$20 to $25 range

1 Includes $0.1 million of cash tax payments
2 Cash taxes are projected to be $12 to $14 million for 2011
3 Source: 2010 year-end earnings release
4 Adjusted for new capital structure post-spin

Appendix: Industry Fundamentals

Cost
Acuity

SUNHEALTHCARE
Caring is the Key in Life

Leveraging Opportunities in the Care Chain

Acute Care
LTAC
SNF
Assisted Living
Home Based Care
Sweet Spot - Lower Cost Provider to Higher Acuity Patients = Higher
Margins and Greater Opportunities

(in millions)
40.2
46.8
54.8
63.9
72.1
77.5
81.2
13.0%
14.5%
16.3%
18.3%
19.8%
19.9%
20.0%
2010
2015
2020
2025
2030
2035
2040
65+ population
% of total population

(in millions)
5.8
6.3
6.6
7.2
8.7
11.5
14.2
1.8%
1.9%
1.9%
2.0%
2.3%
2.9%
3.5%
2010
2015
2020
2025
2030
2035
2040
85+ population
% of total population

(in thousands)
16.7
16.6
16.4
16.3
16.1
16.0
15.9
15.8
15.7
15.7
15.7
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

SUNHEALTHCARE
Caring is the Key in Life

65+ Population Projected to Increase 16% by 2015
85+ Population Projected to Increase 8% by 2015
Declining Number of Nursing Facilities
Attractive Industry Fundamentals
Source: U.S. Census Bureau.
Source: U.S. Census Bureau.
Source: AHCA.

Rationale for RUGs III & RUGs IV			
	Comparison of per Case Rates		
	SNF	IRF	LTAC
Joint Replacement	$ 6,165	$ 17,135	$ 67,104
Stroke	8,905	34,196	31,496
Hip Fracture	10,618	18,487	44,633
Respiratory with Vent	7,897	26,051	74,689
Tracheotomy with Vent	10,051	26,051	115,463

Source: Medpac.

SUNHEALTHCARE
Caring is the Key in Life

SNFs Provide Lower Cost Setting
  SNFs deliver effective clinical outcomes at
 lower costs
 ▪ Increased Medicare funding for treatment of
 high acuity patients
 ▪ Lower staffing requirements and associated
 costs
  60% rule driving high acuity patients from in-
 patient rehab facilities to SNFs
  Short stay outlier policy shifting patients from
 LTACs to SNFs
  Shorter length of stays for SNFs

- Focus shifts to patient pathway from individual-setting reimbursement

  Near Term: RUG IV Medicare System Implementation
 ▪ RUG IV continues to place emphasis on higher acuity patients
 ▪ Requires centers to optimize therapy delivery using a combination of individual, group, concurrent and nursing rehabilitation to increase efficiency
 ▪ New rate structure creates new opportunities for a broader array of clinically complex patients
  Longer Term: Continued focus on post-acute care solutions
 ▪ Accountable Care Organizations (ACO) will need to partner with high acuity SNFs to provide faster discharges and lower levels of readmission
  SNFs will play an integral role in multi-provider systems
 ▪ Cost savings are real and proven
 ▪ Clinical capabilities continue to increase and broaden
Reimbursement Evolution Favors SNFs

SUNHEALTHCARE

Caring is the Key in Life

SUNHEALTHCARE
Caring is the Key in Life